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                                                                    EXHIBIT 99.1

PROXY

                             PATTERSON ENERGY, INC.

                       SOLICITED BY THE BOARD OF DIRECTORS
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                           _________________ __, 2001

The undersigned stockholder hereby appoints CLOYCE A. TALBOTT AND A. GLENN PATTERSON, and either one of them, with power of substitution and revocation, the attorneys of the undersigned to vote all shares registered in the name of the undersigned with respect to the proposals on the proposed merger transaction involving Patterson and UTI Energy Corp., the amendment to Patterson's restated certificate of incorporation to increase the authorized number of shares of Patterson's common stock, and the amendment to Patterson's restated certificate of incorporation to change Patterson's name and on all other matters which may come before the Special Meeting of Stockholders of Patterson Energy, Inc. to be held on ________ __, 2001, at 10:00 a.m. (CST) or any adjournment or postponement thereof.

PLEASE VOTE ON ANY ITEM AS INDICATED ON THE REVERSE SIDE. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

       (Continued, and to be marked, dated and signed, on the other side)

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                             -FOLD AND DETACH HERE-

                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS;


Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                       OR

Call TOLL FREE [______________] on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

Vote by Internet at our Internet Address:  _______________________

                  PLEASE VOTE

                                    Please mark
                                    your votes   [X]
                                    like this

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.

         (1) ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF FEBRUARY 4, 2001, BETWEEN PATTERSON ENERGY, INC. AND UTI ENERGY CORP., AND APPROVAL



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                  OF THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE
                  MERGER, PURSUANT TO WHICH UTI ENERGY CORP. WILL BE MERGED WITH AND INTO PATTERSON ENERGY, INC., AND EACH SHARE OF COMMON STOCK, $0.001 PAR VALUE, OF UTI ENERGY CORP. ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE MERGER (OTHER THAN SHARES HELD BY PATTERSON AND UTI ENERGY CORP OR THEIR RESPECTIVE SUBSIDIARIES, WHICH WILL BE CANCELED) WILL BE CONVERTED INTO THE RIGHT TO RECEIVE ONE SHARE OF COMMON STOCK, $0.01 PAR VALUE, OF PATTERSON.

                      FOR                    AGAINST                  ABSTAIN
                      [ ]                      [ ]                      [ ]

         (2) APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF PATTERSON TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF PATTERSON COMMON STOCK FROM 50,000,000 SHARES TO 200,000,000 SHARES.

                      FOR                    AGAINST                  ABSTAIN
                      [ ]                      [ ]                      [ ]

         (3) APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF PATTERSON TO CHANGE PATTERSON'S CORPORATE NAME TO PATTERSON-UTI ENERGY, INC.

                      FOR                    AGAINST                  ABSTAIN
                      [ ]                      [ ]                      [ ]

               ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING

                             PLEASE VOTE YOUR PROXY

Signature                                Date
         ------------------------------       ------------------------------

Please sign as your name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                             -FOLD AND DETACH HERE-

                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

         YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF THREE WAYS:

1. TO VOTE BY PHONE: Call toll-free [______________] on a touch tone telephone 24 hours a day-7 days a week.

         THERE IS NO CHARGE TO YOU FOR THIS CALL.--HAVE YOUR PROXY CARD IN HAND.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on all proposals, press 1

OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:



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      Proposal 1 -- To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

      Proposal 2 -- To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

      Proposal 3 -- To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.
                                       OR

2.       VOTE BY INTERNET: Follow the instructions at our Website Address:

         -----------------------------
                                       OR

3. VOTE BY PROXY CARD: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

NOTE: IF YOU VOTE BY INTERNET OR TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

         THANK YOU FOR VOTING